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                                                                     EXHIBIT 10

                                 ARTHUR ANDERSEN LLP

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-10105 for American Maturity Life Insurance Company Separate Account AMLVA on Form N-4.

                                                       /s/ Arthur Andersen LLP

Hartford, Connecticut
April 12, 1999